SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 12, 2003
                                                         -----------------



                              JACK IN THE BOX INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




        DELAWARE                  1-9390                      95-2698708
-------------------------- -------------------------- -------------------------
(State of Incorporation)      (Commission File             (I.R.S. Employer
                                    Number)              Identification Number)



9330 BALBOA AVENUE, SAN DIEGO, CA                                92123
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(Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code (858) 571-2121
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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

ITEM  7(c)    Exhibits.  The following exhibits are filed with this report.

   Number        Description
   ------        -----------
    99.1         Press release issued November 12, 2003


ITEM 12.      Disclosure of Results of Operations and Financial Condition
              -----------------------------------------------------------

     On November 12, 2003, Jack in the Box Inc. issued a press release announcing the company's fourth-quarter and fiscal-2003 results. The press release is furnished as Exhibit 99 hereto and incorporated herein by reference.

     In the attached press release, Jack in the Box Inc. has provided both earnings per diluted share before unusual items and earnings from operations before unusual items, in addition to earnings per diluted share and earnings from operations determined in accordance with generally accepted accounting principles (GAAP). The unusual items were the following: 1) a charge of $2.6 million, or $1.7 million after tax, related to lease-assumption obligations on five sites arising from the recent bankruptcy of the Chi-Chi's restaurant chain, previously owned by Jack in the Box Inc., 2) a charge of $9.3 million, or $6.1 million after tax, related to a legal settlement, and 3) a charge of $6.4 million, or $4.3 million after tax, related to store closures. Use of these non-GAAP measures facilitates comparisons to prior-period financial results and to the results of the company's competitors. Earnings per diluted share before unusual items and earnings from operations before unusual items should not be considered a substitute for earnings per diluted share and earnings from operations determined in accordance with GAAP. Each of these unusual items is included in SG&A expense and, accordingly, Jack in the Box Inc. has also provided SG&A expense rate before the above-described unusual items for the same reasons and purposes.

     Jack in the Box Inc. will conduct a conference call on November 12, 2003 at 8:30 a.m. PT to review Jack in the Box Inc. fourth-quarter and fiscal-2003 results. Investors can hear this conference call live by visiting the Jack in the Box home page at www.jackinthebox.com. Access the Jack in the Box home page at least 15 minutes prior to the call in order to download and install any necessary audio software. Investors can hear replays of the conference call by visiting www.jackinthebox.com and clicking on the conference call link.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      JACK IN THE BOX INC.


                                      By:      JOHN F. HOFFNER
                                               -----------------------------
                                               John F. Hoffner
                                               Executive Vice President
                                               Chief Financial Officer
                                               (Principal Financial Officer)
                                               (Duly Authorized Signatory)


Date:  November 12, 2003

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